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[SEAL]                                                              EXHIBIT 99.8

                            ARTICLES OF INCORPORATION

                                       OF

                      NORTH AMERICAN SECURITY & FIRE, INC.


         ARTICLE I. The name of the Corporation is NORTH AMERICAN SECURITY & FIRE, INC.

         ARTICLE II. Its principal office in the State of Nevada is 774 Mays Blvd. #10, Incline Village NV 89452. The initial resident agent for services of process at that address is N&R Ltd. Group, Inc..

         ARTICLE III. The purposes for which the corporation is organized are to engage in any activity or business not in conflict with the laws of the State of Nevada or of the United States of America. The period of existence of the corporation shall be perpetual.

         ARTICLE IV. The corporation shall have authority to issue an aggregate of 50,000,000 shares of common voting equity stock of par value one mil ($0.001) per share, and no other class or classes of stock, for a total capitalization of $50,000. The corporation's capital stock may be sold from time to time for such consideration as may be fixed by the Board of Directors, provided that no consideration so fixed shall be less than par value.

         ARTICLE V. No shareholder shall be entitled to any preemptive or preferential rights to subscribe to any unissued stock or any other securities which the corporation may now or hereafter be authorized to issue, nor shall any shareholder possess cumulative voting rights at any shareholders meeting, for the purpose of electing Directors, or otherwise.

         ARTICLE VI. The name and address of the Incorporator of the corporation is WILLIAM STOCKER, Attorney at Law, 34700 Pacific Coast Highway, Suite 303, Capistrano Beach CA 92624, PHONE (949) 248-9561, FAX (949) 248-1688. The affairs of the corporation shall be governed by a Board of Directors of not less than one (1) nor more than (7) persons. The Incorporator shall act as Sole Initial Director.

         ARTICLE VII. The Capital Stock, after the amount of the subscription price or par value, shall not be subject to assessment to pay the debts of the corporation, and no stock issued, as paid up, shall ever be assessable or assessed.

         ARTICLE VIII. The initial By-laws of the corporation shall be adopted by its Board of Directors. The power to alter, amend or repeal the By-laws, or adopt new By-laws, shall be vested in the Board of Directors, except as otherwise may be specifically provided in the By-laws.


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
CALIFORNIA ALL-PURPOSE CERTIFICATE OF ACKNOWLEDGMENT
=============================================================================================
State of California

County of  Orange


On this the 21st day of December 1998, before me,             Sharon Bradshaw,
                                                  -----------------------------------------
                                                            Name of Notary Public

a Notary Public for the State of California, personally appeared
                                                                 ---------------------------
                                                                    Name(s) of Signers(s)

                                William Stocker
--------------------------------------------------------------------------------------------

         [X] personally known to me   OR

         [ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. Witness my hand and official seal.

/s/ SHARON BRADSHAW                                                     [NOTARY PUBLIC SEAL]
-----------------------------------------------------
                  Notary's Signature

                                 OPTIONAL INFORMATION

=============================================================================================


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         I THE UNDERSIGNED, being the Incorporator hereinbefore named for the purpose of forming a corporation pursuant the General Corporation Law of the State of Nevada, do make and file these Articles of Incorporation, hereby declaring and certifying that the facts herein stated are true, and accordingly have set my hand hereunto this Day,

December 21, 1998.
                                    /s/ WILLIAM STOCKER

                                    WILLIAM STOCKER
                                    ATTORNEY AT LAW
                                    INCORPORATOR


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
CALIFORNIA ALL-PURPOSE CERTIFICATE OF ACKNOWLEDGMENT
=============================================================================================
State of California

County of  Orange
         -------------


On this the 21st day of December, 1998, before me,                Sharon Bradshaw,
            ----        --------                   ------------------------------------------
                                                             Name of Notary Public

a Notary Public for the State of California, personally appeared
                                                                 ----------------------------
                                                                     Name(s) of Signers(s)

                           Kirt W. James and J. Dan Sifford
---------------------------------------------------------------------------------------------

         [X] personally known to me   OR

         [ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. Witness my hand and official seal.

/s/ Sharon Bradshaw                                              [NOTARY PUBLIC SEAL]
-----------------------------------------------------
                Notary's Signature

                              OPTIONAL INFORMATION
 ============================================================================================